                                                                  DELAWARE GROUP
                                                                        Tax-Free
                                                               Pennsylvania Fund


              (VARIOUS PHOTOS DEMONSTRATING SERVICE AND GUIDANCE,
                       PROFESSIONAL MANAGEMENT AND GOALS)

service and guidance

professional management

goals

 1997
Annual
Report

For Current Tax-Free Income


DELAWARE
GROUP
========

                                                                    A Commitment
                                                                          To Our
                                                                       Investors
                  (insert photo of glasses/ pen and keyboard)

A tradition of sound investing

Tax-Free
Currant Income

Tax-Free Pennsylvania
Fund Objective

To seek a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with preservation of capital.

The Delaware Group investing tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions -- including some of America's largest pension funds -- reach their financial goals.
  Headquartered in Philadelphia a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Group offers a full range of mutual funds. We also manage annuity investments and closed-end funds, and offer retirement plan services for individuals and businesses.
   Delaware manages more than $32 billion in mutual fund assets and institutional advisory accounts for nearly half-a-million investors. We're part of a global financial services and investment management business owned by Lincoln National Corp., whose subsidiaries manage more than $100 billion in assets.

              (photo of illustration from total return brochures)

Commitment

--------------------------------------------------------------------------------
March 24, 1997

                      (PHOTO OF WAYNE A. STORK, CHAIRMAN)
Dear Shareholder:

I write to you with strong emotions as Tax-Free Pennsylvania Fund, one of America's oldest single-state municipal bond funds, marks its 20th anniversary.
        All of us at Delaware were deeply saddened by the death of your Fund's longtime portfolio manager, J. Michael Pokorny, this past fall. He was one of the pioneers of the municipal bond fund industry, and had managed tax-exempt securities at Delaware since the late 1970s.
        Patrick P. Coyne and Mitchell Conery--two veteran bond managers in their own right--were appointed to manage the portfolio using the same investment discipline that has become Tax-Free Pennsylvania Fund's hallmark.
        Your Fund's change in leadership comes at a time when Delaware is on the threshold of a new era of growth as a municipal bond manager. Two months ago, our parent company agreed to buy the Voyageur family of funds. Based in Minneapolis, Voyageur's core business is managing single-state municipal bond funds.

YOUR FUND'S CHANGE IN LEADERSHIP COMES AT A TIME WHEN DELAWARE IS ON THE THRESHOLD OF A NEW ERA OF GROWTH AS A MUNICIPAL BOND MANAGER.

                This transaction will not affect your Fund. However, you may be interested to know that beginning this spring, Delaware expects to also offer single-state bond funds specializing in municipal securities of western and sunbelt states where many Pennsylvanians reside for retirement.
        Here in Pennsylvania, fiscal 1997 was challenging for the state's municipal bond market. Recurring inflation fears and calls for federal tax reform had a negative effect on bond prices that was not offset even with a post-election rally. Local concerns about education, health care and welfare reform also had an impact.
        During the 12 months ended February 28, 1997, Tax-Free Pennsylvania Fund provided a total return of +4.35% (capital change for Class A shares plus reinvested dividends at net asset value). This was generally in line with the returns provided by our peers.

                               1997 Annual Report

Average Annual Total Return
--------------------------------------------------------------------------------
                                     12 months ended    From March 23, 1977* to
                                    February 28, 1997        February 28, 1997
--------------------------------------------------------------------------------
Tax-Free Pennsylvania Fund A              +4.35%               +6.65%
Lipper PA Municipal Bond Fund Average     +4.68%                N/A
--------------------------------------------------------------------------------

  *Fund's inception date. The Fund was Pennsylvania's first municipal securities fund, so there is no Lipper average for the lifetime period shown above. There were 67 funds in the average for the one-year period ended February 28, 1997. All performance quoted above is based on net asset value. Performance information for all Fund classes can be found on page 8.


        Overall, our research suggests that credit quality within Pennsylvania remains high. In our opinion, local and regional governments retain a strong ability to make regular interest payments to bondholders. In addition, more than 70% of Pennsylvania municipal securities issued during calendar 1996 were insured, compared to just 43% nationally, according to The Bond Buyer. Municipal bond insurance can help protect principal in the event a community faces a financial crisis.
        We believe the disciplined investment strategy employed by Mr. Coyne and Mr. Conery can help you benefit from the income and total return potential of the state's municipal bond market. Inside, they highlight how they have positioned the Fund for the coming months.
        Despite recent rhetoric about tax relief, we believe the road to the 21st century will be paved with high federal, state and local tax rates. In our opinion, municipal bond mutual funds can be a prudent choice for investors who seek current, tax-free income or benefit from the tax-free compounding of income over time.
        We thank you for being among the more than 23,000 investors who have chosen Tax-Free Pennsylvania Fund to meet your investing needs and we look forward to serving you as we approach the next millennium.


Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer

DISCIPLINE

                               1997 Annual Report

Introducing Your Fund's Portfolio Managers

Patrick P. Coyne has managed fixed-income securities at Delaware since 1990. He holds an MBA in finance from the University of Pennsylvania's Wharton School of Business and an undergraduate degree in European history and classics from Harvard University.

Mitchell Conery joined Delaware on January 2, 1997. He had been managing a $5 billion municipal bond portfolio for a major financial services firm in New York City. Mr. Conery holds an MBA from the State University of New York at Albany. He holds a bachelor's degree in economics and mathematics from Boston University.

Performance Review
Your Fund's 1997 fiscal year was dominated by the bond market's persistent fear of inflation. The average yield on 30-year Pennsylvania general obligation bonds was 5.67% as of February 28, 1997, some 15 basis points (0.15%) higher than a year earlier.
        U.S. economic growth has generally been stronger than expected, and since February, 1996, some investors have believed the Federal Reserve Board needs to raise short-term interest rates to prevent an acceleration in consumer prices.
        Historically, Presidential election years have generated short-term anxiety in the municipal bond market. These are times when office seekers make a wide range of tax promises.
        Voters' endorsement of the status quo in fall 1996 lifted municipal bond prices when it became clear that no immediate tax changes were likely. The bond rally reclaimed some of the losses during

                (PHOTOS OF PATRICK P. COYNE AND MITCHELL CONERY)

PATRICK P. COYNE

MITCHELL CONERY

                               1997 Annual Report

Some Pennsylvania Bonds Yield More Than U.S. Treasuries After Taxes

February 29, 1996 vs. February 28, 1997
--------------------------------------------------------------------------------
      PA G.O. 2/96    PA G.O. 2/97        Treasury 2/97
--------------------------------------------------------------------------------
3 mo.     3.28%           3.42%
6 mo.     3.38%           3.62%
1 yr.     3.52%           3.79%               4.08%
2 yr.     3.82%           4.09%               4.37%
3 yr.     4.02%           4.29%               4.48%
4 yr.     4.14%           4.44%               4.53%
5 yr.     4.26%           4.54%               4.59%
7 yr.     4.48%           4.74%               4.65%
10 yr.    4.78%           5.04%               4.71%
15 yr.    5.27%           5.44%               4.84%
20 yr.    5.44%           5.60%               4.97%
30 yr.    5.52%           5.67%               4.90%

Yields on Pennsylvania bonds maturing in seven years or more exceed the after-tax yields on comparable maturity U.S. Treasuries for investors in the 28% federal tax bracket.

The U.S. Treasury yield curve shown here is adjusted downward to reflect the payment of taxes for an investor in the 28% tax bracket. Pennsylvania bonds on which the above yield curve is based vary in quality, unlike U.S. Treasury bonds which are guaranteed by the U.S. government.
Source: Bloomberg Business News

the spring and summer, when concerns about flat tax proposals and inflation fears peaked. Since November, the possibility of a bipartisan federal budget compromise also had a positive effect on bond prices.
        For the 12 months ended February 28, 1997, prices of municipal securities generally outperformed U.S. Treasuries. The difference in yield between the highest quality municipal securities and lower quality bonds also narrowed in fiscal 1997 because many issuers had great success in obtaining bond insurance. Municipalities generally have to offer higher interest on bonds without insurance to attract investors.

More New Bonds Issued
In calendar 1996, some $8.7 billion worth of new bonds were issued in Pennsylvania, 18.9% more than in 1995. Both investors and bond insurers responded favorably to the first increase in new bond supply in the state since 1993. Competition among bond insurers to back new Pennsylvania issues was intense, illustrating the state's financial strength.
        State residents in the moderate 28% federal income tax bracket had an opportunity to receive a greater tax-adjusted income from long-term Pennsylvania municipal bonds than from comparable maturity U.S. Treasuries as shown above.

Investment Strategy
For nearly 20 years, your Fund has sought a high level of interest income exempt from federal, state and local taxes. To maximize income, preserve capital and increase total return in situations where a bond may be undervalued, we:
o Carefully examine quality. As of February 28, 1997, more than half the Fund's net assets were invested in bonds rated AAA. When we purchase


                              1997 Annual Report

We've Shifted to Higher Quality Bonds
Credit Quality Breakdown

(PIE CHART #1)
February 29, 1996
AAA 43%
AA  10%
A   15%
BBB 16%
Other/Non-Rated     16%

(PIE CHART #2)
February 28, 1997
AAA 55%
AA  14%
A   11%
BBB  8%
Other/Non-Rated      12%

municipal bonds rated lower than A or non-rated bonds, we personally review the financial statements of the issuer and meet with management and/or public officials.
o Invest with a multi-year perspective. We analyze long-term trends in the municipal finance market that could affect the performance of Pennsylvania bonds. We strive to minimize the possibility that the issuer will "call" or refinance the bond at lower interest rates.
o Seek diversification in terms of sectors and communities. As of February 28, no one type of municipal bond accounted for more than 18% of the Fund's portfolio. No one city or county accounted for more than 6%.
        During the second half of fiscal 1997, we substantially reduced our holdings of lower rated and non-rated bonds. Although these bonds paid higher rates of interest than higher quality bonds, the difference in many cases was not enough to justify additional credit risks, in our opinion. We also believed some lower-rated securities were somewhat more susceptible to being refinanced by the issuer.
        To maximize income potential, we slightly increased your Fund's duration by several months during fiscal 1997. Duration measures a bond's sensitivity to changes in interest rates. It indicates the probable change in a bond's price--both upward and downward--given a 1% movement in interest rates.

portfolio highlights
--------------------------------------------------------------------------------
                                       February 29, 1996    February 28, 1997
--------------------------------------------------------------------------------
Average Effective Maturity                 11.2 years             12.7 years
Average Effective Duration                  7.2 years              7.5 years
A Class Current 30-Day Yield*                   4.59%                  4.70%

*Measured according to Securities and Exchange Commission Guidelines. SEC yield for B and C classes was 4.10% as of February 28, 1997.

Eighty percent of the bonds in your Fund's portfolio were rated A or better by Standard & Poor's as of February 28, 1997.

STRATEGY

                               1997 Annual Report

More State Bonds, Fewer From Philadelphia
Beginning in the first half of fiscal 1997, your Fund sold many of its Philadelphia bond holdings. These bonds had appreciated considerably during the past few years as the city put itself on a firmer financial footing and the city's credit rating was raised by rating services. We sold these bonds because, in our opinion, these bonds' value may be negatively affected by changes in federal welfare policy. Some of the appreciation we realized from the sale of our Philadelphia bonds was included in the 11.5 cent a share capital gains distribution the Fund made on November 1, 1996.
        Your Fund increased its weighting in state-issued general obligation bonds during the second half of fiscal 1997 because Pennsylvania appears to be implementing prudent fiscal policies. We also took a second look at health care bonds, an area where the Fund had previously reduced its holdings. In our opinion, the risk/reward ratio in this sector is becoming attractive, at least for bonds issued by hospitals that are dominant health care providers in a given market.


Outlook
In the 1990s, the municipal bond market has had to cope with a lot of "noise". Among the uncertainties that have temporarily spooked investors have been the proposed flat tax, regional recessions, threats of a shutdown of federal government operations and investment mismanagement in California.
        The market's challenge for 1997 is likely to be higher interest rates. We believe the Federal Reserve Board may need to raise interest rates further in 1997 in order to keep the inflation beast caged. In this environment we have positioned your Fund to maximize tax-free income without taking undue risk.
        We believe it is unlikely that Pennsylvania's federal, state and local tax burden will be significantly reduced given the current political environment. Hence, we believe Pennsylvanians will continue to invest in the state's municipal bonds as a prudent way to both diversify an investment portfolio and reduce tax liabilities, especially if short-term returns from other asset classes should turn negative.

Patrick P. Coyne
Vice President and
Senior Portfolio Manager

Mitchell Conery
Vice President and
Senior Portfolio Manager
March 24, 1997

OUTLOOK

                              1997 Annual Report

                                  CHART PAGE 7

A SCORE OF TAX FREEDOM:
TAX-FREE PENNSYLVANIA FUND'S DIVIDEND HISTORY SINCE 1977

$100,000 Investment in Class A Shares

Total Dividends = $257,651
Account Value on February 28, 1997 = $358,059
(Assuming Reinvestment of Dividends and Capital Gains)

Feb. 78         $3,716
Feb. 79         $5,423
Feb. 80         $5,955
Feb. 81         $6,494
Feb. 82         $7,561
Feb. 83         $8,587
Feb. 84         $8,795
Feb. 85        $10,445
Feb. 86        $13,707
Feb. 87        $12,184
Feb. 88        $12,563
Feb. 89        $13,403
Feb. 90        $14,372
Feb. 91        $15,096
Feb. 92        $15,856
Feb. 93        $16,357
Feb. 94        $16,751
Feb. 95        $17,678
Feb. 96        $18,089
Feb. 97        $18,483



PERFORMANCE

Chart assumes a $100,000 investment in Tax-Free Pennsylvania Fund on March 23, 1977 and reinvestment of distributions. Some dividends may have been subject to the alternative minimum tax. The chart includes the effect of a 3.75% sales charge. Sales charges have varied over the life of the Fund. See page 8 for complete performance information. The Fund also paid taxable capital gains of $1,920 in 1996 and $4,674 in 1997.

Compounding of tax-free income would have enabled annual dividends from Tax-Free Pennsylvania Fund to grow from $3,716 beginning in the year Jimmy Carter became President to $18,483 in the 12 months ended February 28, 1997.

A strategy the Fund has employed over the years to maximize tax-free income has been to minimize our holdings of bonds that generate income subject to the alternative minimum tax (AMT). As of February 28, 1997, only 0.8% of your Fund's portfolio consisted of such bonds. This compares favorably with other single state municipal bond funds. On average, 10% of our peer funds' portfolios consisted of bonds whose income was subject to the AMT, according to Morningstar.

                               1997 Annual Report
                                                                              7

FUND PERFORMANCE

Tax-Free Pennsylvania Fund vs.
Lehman Brothers Municipal Bond Index and Inflation




-------------------------------------------------------------------------------
             Tax-Free                U.S. Consumer          Lehman Brothers
          Pennsylvania Fund           Price Index         Municipal Bond Index
-------------------------------------------------------------------------------
Feb. '87      $ 9,525                    $10,000               $10,000
Feb. '88      $ 9,657                    $10,389               $10,262
Feb. '89      $10,342                    $10,890               $10,899
Feb. '90      $11,239                    $11,468               $12,017
Feb. '91      $12,053                    $12,072               $13,125
Feb. '92      $13,392                    $12,413               $14,438
Feb. '93      $15,159                    $12,816               $16,423
Feb. '94      $16,011                    $13,138               $17,333
Feb. '95      $16,156                    $13,514               $17,659
Feb. '96      $17,784                    $13,862               $19,610
Feb. '97      $18,558                    $14,294               $20,691

Chart assumes $10,000 invested on January 31, 1987 and includes the effect of a 4.75% maximum sales charge and reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses.

Tax-Free Pennsylvania Fund Performance
Average Annual Return Through February 28, 1997

-----------------------------------------------------------------------------------------------------------
                                               Lifetime         Ten Years        Five Years       One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 1977)
    Excluding Sales Charge                     +6.65%             +6.90%            +6.74%          +4.35%
    Including Sales Charge                     +6.39%             +6.38%            +5.72%          -0.59%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 1994)
    Excluding Sales Charge                     +5.44%                 --                --          +3.52%
    Including Sales Charge                     +4.48%                 --                --          -0.37%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 1995)
    Excluding Sales Charge                     +3.78%                 --                --          +3.52%
    Including Sales Charge                     +3.78%                 --                --          +2.55%

All returns reflect reinvestment of distributions. Tax-Free Pennsylvania Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Class B and Class C performance "excluding sales charge" assumes the investment was not redeemed. Up to 20% of the assets of the Fund may be invested in municipal securities that generate income subject to the federal alternative minimum tax.

Class A shares were initially offered March 23, 1977. Returns reflect the effect of the 4.75% maximum sales charge and, for periods after June 1, 1992, a 12b-1 fee of up to 0.30%.

Class B shares, initially offered May 2, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4%.

Class C shares, initially offered November 29, 1995, have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

                               1997 Annual Report

Financial Statements
Delaware Group Tax-Free Pennsylvania Fund+
Statement of Net Assets / February 28, 1997
--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 99.28%
Higher Education Revenue Bonds -- 8.50%
Dauphin County College Revenue (Holy Family
 College) 7.50% 12/01/19  ......................... $ 3,025,000   $ 3,104,406
Delaware County Authority University Revenue
 (Haverford College) 5.50% 11/15/23
 (MBIA)  ..........................................   2,215,000     2,148,550
 (Villanova University) (Escrowed to Maturity)
 9.625% 8/01/02  ..................................     495,000       563,681
 (Villanova University) 5.50% 8/01/23
 (MBIA)  ..........................................   2,975,000     2,904,344
 (Villanova University) 5.80% 8/01/25
 (AMBAC)  .........................................   7,000,000     7,070,000
Montgomery County Higher Education and
 Health Authority Revenue (Beaver College)
 5.85% 4/01/21 (Connie Lee) .......................   5,465,000     5,553,806
Northhampton County Higher Education Authority
 Revenue (Lehigh University)
 5.25% 11/15/21 ...................................   9,025,000     8,573,750
Pennsylvania Higher Education Facilities Authority
 College Revenue (Elizabethtown College)
 6.50% 6/15/15  ...................................   6,700,000     6,917,750
 (LaSalle University) (Escrowed to Maturity)
 9.50% 5/01/03  ...................................     415,000       471,544
 (Rosemont College) 8.00% 12/01/16 ................     250,000       250,485
 (Temple University) 5.75% 4/01/31 (MBIA) .........   8,000,000     7,990,000
Pennsylvania Higher Education Facilities Authority
 State System Revenue 5.75% 6/15/20
 (AMBAC)  .........................................  17,730,000    17,818,650
Pennsylvania State University 5.50% 8/15/16 .......  12,500,000    12,343,750
Swarthmore Borough Authority
 (Swarthmore College) 7.375% 9/15/08 ..............     990,000     1,044,450
 6.00% 9/15/12  ...................................   7,000,000     7,157,500
                                                                  -----------
                                                                   83,912,666
                                                                  -----------
Hospital Revenue Bonds -- 15.30%
Allegheny County Hospital Development Authority
 Revenue Refunding (University of Pittsburgh
 Medical Center) 5.375% 12/01/25 (MBIA) ...........  17,575,000    16,608,375
 (South Hills Health) 6.00% 5/01/20 ...............   1,500,000     1,522,500
Monroeville Hospital Authority Revenue (Forbes
 Health System) 7.00% 10/01/13 ....................   7,000,000     7,402,500
Pennsylvania Higher Education Facilities Authority
 Health Services Revenue (University of
 Pennsylvania) 5.75% 1/01/22 ......................  20,000,000    20,100,000
Philadelphia Hospitals & Higher Education
 Facilities Authority Hospital Revenue (Albert
 Einstein Medical Center) 7.625% 4/01/11 ..........  19,110,000    20,232,713
 (Children's Hospital of Philadelphia)
 5.00% 2/15/21  ...................................   5,200,000     4,764,500
 5.50% 2/15/22  ...................................   5,600,000     5,453,000

--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Hospital Revenue Bonds (Continued)

 (Children's Seashore House Series A) 7.00%
  8/15/17 ......................................   $  3,100,000   $  3,289,875
 (Children's Seashore House Series B) 7.00%
  8/15/22 ......................................      2,100,000      2,220,750
 (Jeanes Health System Project) 6.85%
  7/01/22 ......................................     18,020,000     18,583,125
 (Presbyterian Medical Center) (Escrowed
  to Maturity) 6.65% 12/01/19 ..................     13,000,000     14,738,750
 (Roxborough Memorial Hospital) 7.25%
  3/01/24 ......................................     12,505,000     12,458,106
 (Temple University Hospital) 6.625%
  11/15/23 .....................................      6,500,000      6,743,750
Sayre-Health Care Facilities (VHA of
 Pennsylvania,Inc.) (Capital Asset Financing
 Program-Guthrie Medical Center)
 Series H-2 7.625% 12/01/15 (AMBAC) ............      1,000,000      1,095,000
 Series H-3 7.625% 12/01/15 (AMBAC) ............      2,490,000      2,726,550
Sayre-Health Care Facilities (Guthrie Healthcare
 Systems) Series 91A, 6.00% 3/01/21
 (AMBAC) .......................................      7,000,000      7,113,750
Scranton-Lackawanna Health and Welfare
 Authority (Allied Services Rehabilitation
 Hospitals) 7.60% 7/15/20 ......................      5,640,000      6,013,650
                                                                  ------------
                                                                   151,066,894
                                                                  ------------
Housing Revenue Bonds -- 5.16%
Montgomery County Housing Redevelopment
 Authority (Montgomery Woods Project)
 7.50% 1/01/24 ................................      11,405,000     10,378,550
Montgomery County Multi-Family Housing
 (KBF Associates Project)
 Series A 6.50% 7/01/25 ........................     19,810,000     19,735,713
 Series B 7.25% 7/01/25 ........................     15,185,000     15,090,094
Pennsylvania Housing Finance Agency
 Series Z 7.50% 10/01/10 .......................      1,250,000      1,323,438
 Series Y 7.45% 4/01/16 (FHA) ..................      1,610,000      1,684,462
Philadelphia Redevelopment Authority Home
 Improvement Series 86A 7.375%
 6/01/03 (FHA) ................................       1,820,000      1,848,792
Pittsburgh Urban Redevelopment Authority
 Mortgage Revenue Series 87B 8.30%
 4/01/17 ......................................         800,000        830,984
                                                                  ------------
                                                                    50,892,033
                                                                  ------------
Pollution Control Revenue Bonds -- 8.50%
Beaver County Industrial Development Authority
 Pollution Control Revenue (Cleveland
 Electric Project)
 7.625% 5/1/25 .................................      8,500,000      9,211,875
 7.75% 7/15/25 .................................     10,000,000     10,937,500


+The Fund's legal name is DMC Tax-Free Income Trust - Pennsylvania


                               1997 Annual Report

--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Pollution Control Revenue Bonds (Continued)

Cambria County Industrial Development Authority
 Pollution Control Revenue (Pennsylvania
 Electric Project ) Series A 5.35%
 11/01/10 (MBIA)  ..............................   $ 3,500,000   $ 3,561,250
Delaware County Industrial Development Authority
 Pollution Control Revenue (Philadelphia
 Electric Co.) Series A 7.375% 4/01/21 .........    10,250,000    11,134,063
Lehigh County Industrial Development Authority
 Pollution Control Revenue
 6.40% 11/01/21 (MBIA)  ........................     7,000,000     7,402,500
 5.50% 2/15/27 (MBIA)  .........................    15,500,000    14,899,375
 6.40% 9/01/29 (MBIA)  .........................    15,000,000    15,956,250
Montgomery County Industrial Development
 Authority Pollution Control Revenue
 (Philadelphia Electric Co.) 6.70%
 12/01/21 (MBIA)  ..............................    10,000,000    10,775,000
                                                                 -----------
                                                                  83,877,813
                                                                 -----------
Pre-Refunded Bonds** -- 24.25%
Allegheny County, Pennsylvania Sanitary
 Authority Revenue
 Series 86A, 7.50% 12/1/16-99 (FGIC) ...........     1,780,000     1,909,050
 Series 86B, 7.50% 12/1/16-99 (FGIC) ...........     4,020,000     4,311,450
 Series 91C, 6.50% 12/1/16-01 (FGIC) ...........     4,500,000     4,899,375
Berks County Municipal Authority Revenue
 (The Highlands at Wyomissing Project)
 9.125% 10/01/17-97  ...........................     4,000,000     4,122,680
Bucks County Water and Sewer Authority
 Revenue (Collection Sewer System) 7.00%
 12/01/19-97 (FGIC)  ...........................     4,240,000     4,345,406
Delaware County Authority University Revenue
 (Haverford College) 7.375% 11/15/20-00
 (MBIA)  .......................................     3,275,000     3,672,094
Delaware River Joint Toll Bridge Commission
 Bridge System Revenue 7.875%
 07/01/18-98  ..................................     4,600,000     4,927,750
Doylestown Hospital Authority
 (Doylestown Hospital) Series C, 6.90%
 7/1/19-99 (AMBAC)  ............................     1,750,000     1,890,000
Harrisburg Water Authority Revenue 7.00%
 07/15/15-01 (FGIC)  ...........................    12,000,000    13,230,000
Harrisburg Water and Sewer Authority Revenue
 (Daulphin County) Series 88A,8.00%
 11/01/12-5/01/98 (AMBAC) ......................     6,000,000     6,285,000
Huntingdon Borough General Obligation 7.50%
 12/01/17-97  ..................................       875,000       899,587
Lackawanna County Multi-Purpose Stadium
 Authority Revenue Guaranteed 8.625%
 08/15/07-98  ..................................       700,000       766,500

--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Pre-Refunded Bonds (Continued)

Pennsylvania Higher Educational Facilities
 Authority College & University Revenue
 (Hahnemann University) 6.90%
 7/01/21-01 (MBIA)  ............................   $ 13,000,000   $ 14,511,250
 (Holy Family College) 8.00%
 12/01/06-98  ..................................        380,000        405,650
 (The Medical College of Pennsylvania)
 Series A 7.50% 3/01/14-99 .....................      1,000,000      1,065,000
Pennsylvania Intergovernmental Cooperative
 Authority Special Tax Revenue (City of
 Philadelphia Funding Program) 6.80%
 06/15/22-02  ..................................      2,125,000      2,353,438
Pennsylvania State Turnpike Commission Turnpike
 Revenue Series D, 7.625% 12/01/17-98
 (FGIC)  .......................................      3,500,000      3,784,375
 Series E, 7.55% 12/01/17-99 (MBIA) ............        495,000        546,975
 Series I, 7.20% 12/01/17-01 (FGIC) ............      8,915,000     10,118,525
 Series J, 7.20% 12/01/17-01 (FGIC) ............      8,995,000     10,209,325
 Series K, 7.50% 12/01/19-99 ...................     10,000,000     11,037,500
Pennsylvania State University Revenue Series 89,
 6.75% 7/01/14-99  .............................     14,195,000     15,259,625
Philadelphia Regional Port Authority Lease
 Revenue 7.15% 8/01/20-00 (MBIA) ...............     16,315,000     17,762,956
Philadelphia Water & Sewer Revenue 7.00%
 8/01/18-01  ...................................     20,650,000     22,766,625
Puerto Rico (Commonwealth of) General
 Obligation 8.00% 7/01/07-98 ...................      2,545,000      2,735,875
 7.25% 7/01/10-00  .............................      1,370,000      1,522,412
 7.75% 7/01/13-98  .............................     12,775,000     13,701,188
 7.75% 7/01/17-99  .............................      7,700,000      8,450,750
 6.50% 7/01/18-99  .............................      2,745,000      2,899,406
Sewickley Valley Hospital Authority Refunding
 (Sewickley Valley Hospital Project) 7.50%
 10/01/06-99  ..................................      1,295,000      1,421,263
Swarthmore Borough Authority (Swarthmore
 College) 7.375% 9/15/20-00 ....................     14,000,000     15,487,500
 7.375% 9/15/08-98  ............................      1,810,000      1,929,913
University Area Joint Authority Water and Sewer
 Revenue 7.10% 9/01/20-00 (MBIA) ...............      6,000,000      6,592,500
Upper Darby Township (Delaware County)
 General Obligation 7.875% 7/15/18-98 ..........      4,345,000      4,578,544
Washington County Authority Revenue (Shadyside
 Hospital) Series 85D, 7.45%
 12/15/18-6/15/00 (AMBAC) ......................      7,500,000      8,409,375
York County Hospital Revenue Authority (York
 Hospital) 7.00% 07/01/21-1/01/01
 (AMBAC)  ......................................      9,500,000     10,521,250
                                                                   -----------
                                                                   239,330,112
                                                                   -----------

                               1997 Annual Report
10

--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Municiple Bonds (Continued)

School Authority/District Bonds --3.66%
Abington School District 6.00% 5/15/26 (FGIC) ....   $ 6,000,000   $ 6,210,000
Altoona Area School District (Blair County)
 (Escrowed to Maturity) 10.00% 6/15/98 ...........       285,000       297,825
Coatesville School District 5.125% 4/01/17
 (FSA)  ..........................................    10,050,000     9,561,168
Lakeland School District General Obligation
 (Lackawanna County) 9.50% 8/15/10 ...............       145,000       146,180
North Penn School District 5.125% 3/01/17 ........     8,530,000     8,156,813
Parkland School District 5.80% 9/01/16 (MBIA) ....     5,510,000     5,620,200
Pittsburgh School District Series A, 5.50%
 9/01/14 (AMBAC)  ................................     4,715,000     4,720,894
Pottsville Area School District (Escrowed
 to Maturity) 9.375% 5/01/06 (AMBAC) .............       900,000     1,146,375
Southmoreland School District (Escrowed to
 Maturity) 10.50% 10/01/97 (AMBAC) ...............       245,000       254,403
                                                                   -----------
                                                                    36,113,858
                                                                   -----------
State General Obligation Bonds -- 3.08%
Pennsylvania State First Series General Obligation
 5.50% 5/01/13 (FGIC)  ...........................     8,025,000     8,115,281
Pennsylvania State First Series General Obligation
 5.375% 5/15/16 (FGIC)  ..........................     9,340,000     9,141,525
Pennsylvania State Second Series General
 Obligation 5.25% 6/15/12 ........................     5,000,000     4,937,500
Pennsylvania State Second Series General
 Obligation 5.00% 11/15/15 (AMBAC) ...............     8,875,000     8,353,594
                                                                   -----------
                                                                    30,547,900
                                                                   -----------
Transportation Revenue Bonds -- 2.87%
Pennsylvania State Turnpike Commission
 Turnpike Revenue
 Series L 6.25% 6/01/11 (AMBAC) ..................     9,000,000     9,506,250
 Series N 6.50% 12/01/13  ........................     3,000,000     3,165,000
 Series N 5.50% 12/01/17  ........................    14,000,000    13,667,500
 Series N 5.50% 12/01/17 (MBIA) ..................     2,000,000     1,965,000
                                                                   -----------
                                                                    28,303,750
                                                                   -----------
Waste Disposal Revenue Bonds -- 2.22%
Greater Lebanon Refuse Authority Revenue
 Refunding (Lancaster County) 7.00%
 11/15/04  .......................................     1,200,000     1,278,000
York County Solid Waste and Refuse Authority
 Revenue 8.20% 12/01/14  .........................    19,500,000    20,586,735
                                                                   -----------
                                                                    21,864,735
                                                                   -----------
Water & Sewer Revenue Bonds -- 4.91%
Dauphin County Industrial Development Authority
 Water Development Revenue Series 92B
 6.70% 6/01/17  ..................................     1,750,000     1,966,563

--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds (Continued)

Philadelphia Water and Waste Water Revenue
 5.00% 6/15/16 (FSA)  ........................   $ 11,040,000   $ 10,212,000
 5.60% 8/01/18 (MBIA)  .......................      9,870,000      9,758,962
Pittsburgh Water and Sewer Revenue 4.90%
 9/01/07 (FGIC)  .............................      4,785,000      4,731,169
 (Escrowed to Maturity) 7.25% 9/01/14
 (FGIC)  .....................................      9,000,000     10,620,000
 4.75% 9/01/16 (FGIC)  .......................     12,500,000     11,140,625
                                                                ------------
                                                                  48,429,319
                                                                ------------
Other General Obligation Bonds -- 10.43%
Chester County General Obligation 5.45%
 11/01/16  ...................................      3,400,000      3,387,250
Erie County General Obligation 5.25% 9/01/12
 (FGIC)  .....................................      1,570,000      1,546,450
Falls Township General Obligation 7.00%
 12/15/10 (MBIA)  ............................      3,000,000      3,262,500
Montgomery County General Obligation Series B
 5.375% 10/15/25  ............................      9,975,000      9,750,562
New Morgan General Obligation Guaranteed
 Revenue 8.00% 11/01/05  .....................      9,245,000      9,545,463
Philadelphia General Obligation 5.00%
 5/15/25 (MBIA)  .............................     31,690,000     28,837,900
Pittsburgh General Obligation Series A 5.20%
 3/01/10 (FGIC)  .............................     32,580,000     32,294,925
Puerto Rico (Commonwealth of) General
 Obligation 8.00% 7/01/07 ....................        715,000        759,688
 6.00% 7/01/22  ..............................      3,585,000      3,634,294
Radnor Township General Obligation 5.25%
 11/01/26  ...................................      3,785,000      3,567,362
Tredyffrin Township General Obligation 5.25%
 11/15/21  ...................................      6,575,000      6,369,531
                                                                ------------
                                                                 102,955,925
                                                                ------------
Other Revenue Bonds -- 10.40%
Cambria County Hospital Development Authority
 Health Care Revenue (Allegheny Lutheran
 Social Ministries Project) 8.25% 6/15/17 ....      3,250,000      3,461,250
Chester Pennsylvania Guaranteed Community
 Revenue 7.25% 12/01/05  .....................     12,810,000     12,729,938
Dauphin County General Authority Revenue
 (Bedford Springs Golf Course Project) 6.00%
 11/01/17  ...................................      2,980,000      2,585,150
Delaware County Authority Revenue (Main Line &
 Haverford Nursing and Rehabilitation Center)
 9.00% 8/01/22  ..............................      2,000,000      2,200,000
Delaware River Port Authority 6.50% 1/01/08
 (AMBAC)  ....................................      5,000,000      5,156,250
 5.50% 1/01/26 (FGIC)  .......................     25,000,000     24,468,750

                               1997 Annual Report
                                                                              11

--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Municiple Bonds (Continued)

Other Revenue Bonds (Continued)
Pennsylvania Intergovernmental Cooperative
 Authority Special Tax Revenue (City of
 Philadelphia Funding Program)
 5.60% 6/15/15 (MBIA) ...........................   $  2,245,000   $  2,230,969
 5.50% 6/15/20 (FGIC) ...........................      8,000,000      7,820,000
 5.00% 6/15/22 (MBIA) ...........................     14,345,000     13,053,950
Pennsylvania Public School Building Authority
 Lease Revenue (Escrowed to Maturity)
 10.375% 11/01/06 ...............................          5,000          5,055
Philadelphia Authority For Industrial Development
 Revenue (American Fiber Supply Project)
 8.00% 12/01/19 .................................     15,900,000      7,950,000
 (Cathedral Village) 7.25% 4/01/15 ..............      2,000,000      2,012,500
 (Stapeley Hall) 6.60% 1/01/16 ..................      5,250,000      5,138,438
Philadelphia Gas Works Revenue 6.49%
 1/01/12 (AMBAC)* ...............................      2,500,000      1,090,625
Philadelphia Parking Authority 5.25% 9/01/10
 (AMBAC) ........................................      4,875,000      4,881,094
 5.50% 9/01/18 (AMBAC) ..........................      6,250,000      6,148,437
Westmoreland County Municipal Authority
 Municipal Service Revenue A 6.18%
 8/15/23 (FGIC)* ................................      8,000,000      1,760,000
                                                                   ------------
                                                                    102,692,406
                                                                   ------------
Total Municipal Bonds
 (cost $939,534,689) ............................                   979,987,411
                                                                   ------------
VARIABLE RATE DEMAND NOTES*** -- 0.25%
Allegheny County Hospital Development Authority
 Revenue A (Presbyterian Hospital) 3.35%
 3/01/20 ........................................        300,000        300,000
Allegheny County Industrial Development
 Authority Revenue (Eye & Ear Properties)
 3.35% 2/01/15 (LOC-PNB) ........................        125,000        125,000
Washington County Authority Lease
Revenue (Eye & Ear Properties)
 Series D 3.35% 12/15/18 (LOC-PNB) ..............      1,800,000      1,800,000
 Series E 3.35% 12/15/18 (LOC-PNB) ..............        200,000        200,000

Total Variable Rate Demand Notes
 (Cost $2,425,000) ..............................                     2,425,000
                                                                   ------------

--------------------------------------------------------------------------------
                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES--99.53%
  (COST $941,959,689) ....................                         $982,412,411

 RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES--0.47% .....................                            4,670,975
                                                                   ------------

 NET ASSETS APPLICABLE TO 115,841,642
  TAX-FREE PENNSYLVANIA FUND A CLASS
  SHARES, 3,841,446 TAX-FREE PENNSYLVANIA
  FUND B CLASS SHARES AND 143,430 TAX-FREE
  PENNSYLVANIA FUND C CLASS SHARES
  OUTSTANDING; EQUIVALENT TO $8.24
  PER SHARE--100.00%  ....................                         $987,083,386
                                                                   ============

----------
     AMBAC   --  Insured by AMBAC Indemnity Corporation.
Connie Lee   --  Insured by College Construction Insurance Association.
      FGIC   --  Insured by the Financial Guaranty Insurance Company.
       FHA   --  Insured by the Federal Housing Administration.
       FSA   --  Insured by the Financial Security Assurance.
   LOC-PNB   --  Scheduled principal and interest payments are guaranteed by a bank letter of credit with Pittsburgh National Bank.
      MBIA   --  Insured by the Municipal Bond Insurance Association.

 * The interest rate shown for this security is it's effective yield.
 ** For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 *** Variable Rate Demand Notes -- The interest rate shown is the rate as of February 28, 1997 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.

----------
 COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1997:
 Capital shares (unlimited authorization-no par) .............     $945,212,411
 Accumlated undistributed:
  Net realized gain on investments. ..........................        1,418,253
  Net unrealized appreciation of investment ..................       40,452,722
                                                                   ------------
 Total net assets ............................................     $987,083,386
                                                                   ============
                             See accompanying notes.

                               1997 Annual Report
 12

DMC Tax-Free Income Trust--
Pennsylvania
Statement of Operations
Year Ended February 28, 1997

----------------------------------------------------------------------------------------------
                                                                 YEAR ENDED       YEAR ENDED
                                                                   2/28/97         2/29/96
----------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ......................................................                   $ 63,597,365

EXPENSES:
Management ($5,727,743) and trustees'
 ($25,429) fees ...............................................   $  5,753,172
Distribution expenses .........................................      2,241,440
Dividend disbursing and transfer agent fees
 and expenses .................................................        641,456
Accounting fees and salaries                                           283,369
Reports and statements to shareholders ........................        109,551
Professional fees .............................................         55,522
Other .........................................................        133,319       9,217,829
                                                                  ------------    ------------
NET INVESTMENT INCOME .........................................                     54,379,536
                                                                                  ------------

NET REALIZED GAIN AND
 UNREALIZED LOSS ON INVESTMENTS:
Net realized gain from security transactions ..................                     10,401,047
Net unrealized depreciation of investments
 during the year ..............................................                    (24,151,527)
                                                                                  ------------

NET REALIZED GAIN AND UNREALIZED
 LOSS ON INVESTMENTS ..........................................                    (13,750,480)
                                                                                  ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ....................................                   $ 40,629,056
                                                                                  ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE FOR
 TAX-FREE PENNSYLVANIA FUND A CLASS:
Net asset value per share (A)  ................................                          $8.24
Sales charge (4.75% of offering price, 4.98% of amount invested
 per share) (B)  ..............................................                            .41
                                                                                         -----
Offering price ................................................                          $8.65
                                                                                         =====


----------
 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
 (B) See Purchasing Shares in the current Prospectus, for purchases of $100,000 or more.

                             See accompanying notes

DMC Tax-Free Income Trust--
Pennsylvania
Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                       Year Ended         Year Ended
                                                       2/28/97            2/29/96
----------------------------------------------------------------------------------------
OPERATIONS:
Net investment income ........................   $    54,379,536    $    57,413,056
Net realized gain from security transactions .        10,401,047         13,527,491
Net unrealized appreciation (depreciation)
 during the year .............................       (24,151,527)        26,543,167
                                                 ---------------    ---------------
Net increase in net assets resulting
 from operations .............................        40,629,056         97,483,714
                                                 ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income
 A Class .....................................       (53,105,291)       (56,634,466)
 B Class .....................................        (1,244,693)          (777,666)
 C Class .....................................           (29,552)              (924)
Net realized gain from security transactions:
 A Class .....................................       (13,225,478)        (5,913,829)
 B Class .....................................          (396,374)          (112,266)
 C Class .....................................            (9,434)              --
                                                 ---------------    ---------------
                                                     (68,010,822)       (63,439,151)
                                                 ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
 A Class .....................................        65,667,678         59,712,368
 B Class .....................................        12,305,523         11,017,598
 C Class .....................................         1,342,106            123,697
Net asset value of shares issued upon
 reinvestment of dividends from net investment
 income and realized gains from securities
 transactions:
 A Class .....................................        39,316,223         37,397,581
 B Class .....................................         1,091,578            588,234
 C Class .....................................            34,499                885
                                                 ---------------    ---------------
                                                     119,757,607        108,840,363
                                                 ---------------    ---------------
Cost of shares repurchased:
 A Class .....................................      (126,832,263)      (104,125,438)
 B Class .....................................        (2,023,820)        (1,438,631)
 C Class .....................................          (308,635)               (99)
                                                 ---------------    ---------------
                                                    (129,164,718)      (105,564,168)
                                                 ---------------    ---------------
Increase (decrease) in net assets derived from
 capital share transactions ..................        (9,407,111)         3,276,195
                                                 ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ........       (36,788,877)        37,320,758

NET ASSETS:
Beginning of year ............................     1,023,872,263        986,551,505
                                                 ---------------    ---------------
End of year ..................................   $   987,083,386    $ 1,023,872,263
                                                 ===============    ===============


                             See accompanying notes

                               1997 Annual Report
                                                                              13

DMC Tax-Free Income Trust--
Pennsylvania
Notes to Financial Statements
Year Ended February 28, 1997
--------------------------------------------------------------------------------

DMC Tax-Free Income Trust--Pennsylvania (the "Trust") is registered as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Pennsylvania business trust. The Trust offers three classes of shares. The Trust's objective is to seek a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Trust.

Security Valuation--Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes--The Trust intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Trust on the basis of daily net assets of each class. distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all Funds, including the Trust, within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those
of the specific securities sold.   Interest income is recorded on an
accrual basis.   Original issue discounts are accreted and premiums are
amortized to interest income over the lives of the respective securities. The Trust declares dividends daily from net investment income and pays such dividends monthly.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Trust pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Trust, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Trust, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less all amounts paid to the trustees. At February 28, 1997, the Trust had a liability for investment management fees and other expenses payable to DMC of $48,994.

Pursuant to the Distribution Agreement, the Trust pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. For the year ended February 28, 1997, DDLP earned $224,219 for commissions on sales of Tax-Free Pennsylvania Fund A Class shares.

The Trust has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Trust. Effective August 19, 1996, the Trust also engaged DSC to provide accounting services for the Trust. Previously, Trust personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. For the year ended February 28, 1997, the Trust expensed $641,456 for dividend disbursing and transfer agent services and $121,240 for accounting services. At February 28, 1997, the Trust had a liability for such fees and other expenses payable to DSC for $25,099.

Certain officers of DMC, DDLP and DSC are officers, directors and/or employees of the Trust. These officers, directors and employees are paid no compensation by the Trust.

3. Investments
During the year ended February 28, 1997, the Trust made purchases of $267,595,500 and sales of $286,312,076 of investment securities other than temporary cash investments.

At February 28, 1997, the aggregate cost of securities for federal tax purposes was $941,959,689.

At February 28, 1997 unrealized appreciation for financial reporting and federal income tax purposes aggregated $40,452,722 of which $50,888,980 related to unrealized appreciation of securities and $10,436,258 related to unrealized depreciation of securities.

4. Trust Shares
Transactions in Trust shares were as follows:
                                                 Year Ended      Year Ended
                                                   2/28/97         2/29/96
Shares sold:
  A Class ..................................     7,949,608         7,115,806
  B Class ..................................     1,488,828         1,313,984
  C Class ..................................       161,709            14,483

Shares issued upon reinvestment of dividends
  from net investment income and distributions
  of realized gain from security transactions:
  A Class ..................................     4,765,329         4,443,556
  B Class ..................................       132,364            69,751
  C Class ..................................         4,184               104
                                               -----------       -----------
                                                14,502,022        12,957,684

Shares repurchased:
  A Class ..................................   (15,397,947)      (12,403,681)
  B Class ..................................      (245,114)         (170,202)
  C Class ..................................       (37,039)              (12)
                                               -----------       -----------
                                               (15,680,100)      (12,573,895)
                                               -----------       -----------

Net Increase (Decrease)  ...................    (1,178,078)          383,789
                                               -----------       -----------
5. Lines of Credit
  The Trust has a committed line of credit for $20 million. No amount was outstanding at February 28, 1997, or at any time during the fiscal year.

                               1997 Annual Report

------------------------------------------------------------------------------

6. Concentration of Credit Risk
The Trust concentrates its investments mainly in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Financial Highlights
Selected data for each share of the Trust outstanding throughout each period were as follows:

                                                          Tax-Free Pennsylvania Fund A Class
                                                  ------------------------------------------------
                                                                       Year Ended
                                                  2/28/97   2/29/96   2/28/95    2/28/94  2/28/93

  Net asset value, beginning
    of period .................................   $8.460     $8.180    $8.610     $8.630    $8.110

  Income from investment operations:
     Net investment income ....................    0.456      0.476     0.494      0.496     0.514
  Net realized and unrealized gain
     (loss) from security
     transactions .............................   (0.105)     0.330    (0.430)    (0.020)    0.520
                                                  ------     ------    ------     ------    ------
  Total from investment operations ............    0.351      0.806     0.064      0.476     1.034
                                                  ------     ------    ------     ------    ------

  Less distributions:
     Dividends from net income ................   (0.456)    (0.476)   (0.494)    (0.496)   (0.514)
     Distributions from net
       realized gain from
       security transactions ..................   (0.115)    (0.050)     none       none      none
                                                  ------     ------    ------     ------    ------
     Total distributions ......................   (0.571)    (0.526)   (0.494)    (0.496)   (0.514)
                                                  ------     ------    ------     ------    ------
  Net asset value, end of period ..............   $8.240     $8.460    $8.180     $8.610    $8.630
                                                 =======    =======   =======   ========  ========

  Total return(1)..............................    4.35%     10.08%     0.91%      5.64%    13.20%

  Ratios/supplemental data:
     Net assets, end of period
       (000 omitted) .......................... $954,258 $1,002,888  $976,313 $1,026,903  $940,616
     Ratio of expenses to
       average net assets .....................    0.91%      0.90%     0.90%      0.88%     0.83%
     Ratio of net investment
       income to average net
       assets .................................    5.52%      5.67%     6.03%      5.70%     6.18%
  Portfolio turnover ..........................      27%        25%       18%        14%       11%


                                   RESTUBBED


                                                        Tax-Free                     Tax-Free
                                                 Pennsylvania Fund B Class     Pennsylvania Fund C Class
                                               -----------------------------   -------------------------
                                                Year      Year   Period from         Period from
                                                Ended     Ended   5/2/94(2)         11/29/95(2) to
                                               2/28/97   2/29/96   2/28/95   2/28/97   2/29/96

  Net asset value, beginning
    of period ................................. $8.460    $8.180    $8.310    $8.460    $8.510

  Income from investment operations:
     Net investment income ....................  0.390     0.408     0.353     0.390     0.102
  Net realized and unrealized gain
     (loss) from security
     transactions ............................. (0.105)    0.330    (0.130)   (0.105)       --
                                                ------    ------    ------    ------    ------
  Total from investment operations ............  0.285     0.738     0.223     0.285     0.102
                                                ------    ------    ------    ------    ------

  Less distributions:
     Dividends from net income ................ (0.390)   (0.408)   (0.353)   (0.390)   (0.102)
     Distributions from net
       realized gain from
       security transactions .................. (0.115)   (0.050)     none    (0.115)   (0.050)
                                                ------    ------    ------    ------    ------
     Total distributions ...................... (0.505)   (0.458)   (0.353)   (0.505)   (0.152)
                                                ------    ------    ------    ------    ------
  Net asset value, end of period .............. $8.240    $8.460    $8.180    $8.240    $8.460
                                               =======  ========  ========  ========  ========

  Total return(1)..............................  3.52%     9.19%     2.79%     3.52%     1.19%

  Ratios/supplemental data:
     Net assets, end of period
       (000 omitted) ..........................$31,644   $20,861   $10,239    $1,181      $123
     Ratio of expenses to
       average net assets .....................  1.71%     1.71%     1.73%     1.71%     1.71%
     Ratio of net investment
       income to average net
       assets .................................  4.72%     4.86%     5.20%     4.72%     4.86%
  Portfolio turnover ..........................    27%       25%       18%       27%       25%

----------
1 Does not reflect maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for the Tax-Free Pennsylvania Fund A Class and contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Tax-Free Pennsylvania Fund B Class and 1% for the Tax-Free Pennsylvania Fund C Class depending on the holding period.
2 Date of initial public offering; ratios have been annualized and total return has not been annualized.

                               1997 Annual Report

DMC Tax-Free Income Trust--Pennsylvania
Report of Independent Auditors

--------------------------------------------------------------------------------
 To the Trustees and beneficial Shareholders
 DMC Tax-Free Income Trust--Pennsylvania

  We have audited the accompanying statement of net assets of DMC Tax-Free Income Trust--Pennsylvania (the "Trust") as of February 28, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1997, by corres pondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of DMC Tax-Free Income Trust-Pennsylvania at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

 Philadelphia, Pennsylvania
 April 4, 1997

                               1997 Annual Report

This annual report is for the information of Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Tax-Free Pennsylvania Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

--------------------------------------------------------------------------------
Trustees and officers

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

 This report must be preceded or accompanied by a current Tax-Free Pennsylvania Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

 (insert photo of globes)

 FOR SHAREHOLDERS
 1.800.523.1918

 FOR SECURITIES DEALERS
 1.800.362.7500

 FOR FINANCIAL INSTITUTIONS REPRESENTATIVES
 1.800.659.2265

 BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

 DELAWARE
 GROUP
 ========
 Philadelphia o London

 Copy Rights Delaware Distributors, L.P.

 Printed in the USA on recycled paper

 AR-007[2/97]TKO4/97